Exhibit 10.1

AMENDMENT TO
EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made and entered into as of February 12, 2012, by and between Vitesse Semiconductor Corporation, a Delaware corporation (“Vitesse”) and Christopher R. Gardner (“Executive”).  Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Employment Agreement (as such term is defined in Recital A below).  This Amendment is made with reference to the following Recitals:

RECITALS

A.        Vitesse and Executive are parties to that certain Employment Agreement, dated as of February 12, 2010 (the “Employment Agreement”), pursuant to which Vitesse employs Executive as Chief Executive Officer.

B.        The parties hereto desire to amend the Employment Agreement on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Employment Agreement as follows:

AGREEMENT

Term.  Section 16 of the Employment Agreement (TERM) is hereby amended in its entirety to read as follows:

“Subject to the provisions of Section 5 of this Agreement, the term of this Agreement shall end on February 12, 2013.”

Miscellaneous.  Except as expressly modified hereby, all other terms and provisions of the Employment Agreement shall remain in full force and effect and are incorporated herein by this reference; provided, however, to the extent of any inconsistency between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.  All references in the Employment Agreement to “Employment Agreement”, “hereunder”, “hereof”, or words of like import referring to the Employment Agreement shall mean and be a reference to the Employment Agreement as and to the extent it is amended by this Amendment.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one and the same Amendment, binding on the parties hereto.  The signature of any party to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

“Executive”

/s/ Christopher R. Gardner
Christopher R. Gardner

VITESSE SEMICONDUCTOR CORPORATION,
a Delaware corporation

By:	/s/ Grant Lyon
Grant Lyon,
Chairman of the Compensation Committee

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